Scudder New Asia Fund, Inc.

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281


                                                                 August 26, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 9:30 a.m., eastern time, on Monday, October 7, 1996 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect four Directors and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,
/s/Nicholas Bratt                                   /s/Edmond D. Villani
Nicholas Bratt                                      Edmond D. Villani
President                                           Chairman
of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              SCUDDER NEW ASIA FUND, INC.
                        Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 7, 1996 at 9:30 a.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years and one Director of the Fund to hold office for a term of one year or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1996.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of common stock of the Fund at the close of business on August 19, 1996 are entitled to vote at the meeting and any adjournments thereof.

                                                       By order of the Board
                                                       of Directors,
                                                       Thomas F. McDonough,
                                                       Secretary

August 26, 1996



IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 7, 1996, at 9:30 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 26, 1996, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 19, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 8,737,036 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1995, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                               (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees listed below as Directors of the Fund to serve for a term of three years (one year in the case of Ms. Quirk), or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the four nominees as a Director of the Fund. Except for Ms. Quirk, each of the nominees is now a Director of the Fund. Mr. Juris Padegs served as Director of the Fund until July 23, 1996, at which time he retired from the Board. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II--Nominees to serve until 1999 Annual Meeting of Stockholders:

                  Present Office with the Fund, if                                  Shares
                   any; Principal Occupation or          Year First              Beneficially             Percent
                   Employment and Directorships           Became a                 Owned on                 of
Name (Age)          in Publicly Held Companies            Director                June 30, 1996(1)         Class
- ----------          --------------------------            --------                ----------------         -----
Nicholas Bratt      President;      Managing                  1986                     3,375            less than 1/4 of
(49)*               Director   of   Scudder,                                                                1%
                    Stevens  &  Clark,  Inc.
                    Mr.  Bratt serves on the
                    boards of an  additional
                    15  funds   managed   by
                    Scudder.

Dr. Wilson Nolen    Consultant;     Trustee,                  1986                   18,517(2)       less than 1/4 of
(69)                Cultural    Institutions                                                                1%
                    Retirement  Fund,  Inc.;
                    Director,     Ecohealth,
                    Inc.      (biotechnology
                    company)   (until  1996)
                    and Chattem,  Inc. (drug
                    and  chemical   company)
                    (until 1993).  Dr. Nolen
                    serves on the  boards of
                    an  additional  16 funds
                    managed by Scudder.

Hugh T. Patrick     R.D.  Calkins  Professor                  1993                     1,669         less than 1/4 of
(66)                of         International                                                                1%
                    Business,       Graduate
                    School   of    Business,
                    Columbia     University;
                    Director,    Center   on
                    Japanese   Economy   and
                    Business,       Graduate
                    School   of    Business,
                    Columbia     University;
                    Co-Director,  APEC Study
                    Center,         Columbia
                    University;      Member,
                    Center     for    Korean
                    Research,   East   Asian
                    Institute,      Columbia
                    University;    Director,
                    Japan    Society.    Mr.
                    Patrick  serves  on  the
                    board of one  additional
                    fund managed by Scudder.


                                       4


Class III--Nominee to serve until 1997 Annual Meeting of Stockholders:

                  Present Office with the Fund, if                                  Shares
                   any; Principal Occupation or          Year First              Beneficially             Percent
                   Employment and Directorships           Became a                 Owned on                 of
Name (Age)          in Publicly Held Companies            Director                June 30, 1996(1)         Class
- ----------          --------------------------            --------                ----------------         -----

Kathryn L. Quirk    Managing   Director   of                  --                      383(3)           less than 1/4 of
(43)*               Scudder,    Stevens    &                                                                 1%
                    Clark,  Inc.  Ms.  Quirk
                    serves on the  boards of
                    an  additional  6  funds
                    managed by Scudder.


Information Concerning Continuing Directors

The Board of Directors is divided into three classes, each Director serving for a term of three years. Mr. Villani will serve as Director of the Fund until October 7, 1996, at which time he will be retiring from the Board. The terms of Class I and III do not expire this year. Ms. Quirk, if elected, will be designated as a Class III Director. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I--Directors serving until 1998 Annual Meeting of Stockholders:

                  Present Office with the Fund, if                                  Shares
                   any; Principal Occupation or          Year First              Beneficially          Percent
                   Employment and Directorships           Became a                 Owned on              of
Name (Age)          in Publicly Held Companies            Director                June 30, 1996(1)      Class
- ----------          --------------------------            --------                ----------------      -----

Daniel Pierce       Chairman  of  the  Board                  1991               16,982(4)           less than 1/4 of
(62)*               and  Managing   Director                                                               1%
                    of  Scudder,  Stevens  &
                    Clark,  Inc.;  Director,
                    Fiduciary  Trust Company
                    (bank      and     trust
                    company)  and  Fiduciary
                    Company     Incorporated
                    (bank      and     trust
                    company).   Mr.   Pierce
                    serves on the  boards of
                    an  additional  52 funds
                    managed by Scudder.


                                       5


                  Present Office with the Fund, if                                  Shares
                   any; Principal Occupation or          Year First              Beneficially             Percent
                   Employment and Directorships           Became a                 Owned on                 of
Name (Age)          in Publicly Held Companies            Director               June 30, 1996(1)         Class
- ----------          --------------------------            --------               ----------------         -----

Paul Bancroft III   Venture  Capitalist  and                1986                   4,000               less than 1/4 of
(66)                Consultant;      Retired                                                                  1%
                    President,         Chief
                    Executive   Officer  and
                    Director,       Bessemer
                    Securities   Corporation
                    (private      investment
                    company);      Director,
                    Western   Atlas,    Inc.
                    (diversified         oil
                    services and  industrial
                    automation     company),
                    Measurex     Corporation
                    (process         control
                    systems  company).   Mr.
                    Bancroft  serves  on the
                    boards of an  additional
                    15  funds   managed   by
                    Scudder.

William H.          Consultant;   President,                  1986                 2,434(5)           less than 1/4 of
Gleysteen, Jr. (70) The Japan Society,  Inc.                                                                  1%
                    (until    1995).     Mr.
                    Gleysteen  serves on the
                    boards of an  additional
                    12  funds   managed   by
                    Scudder.

Thomas J. Devine    Consultant.  Mr.  Devine                  1994                 2,026(6)           less than 1/4 of
(69)                serves on the  boards of                                                                  1%
                    an  additional  17 funds
                    managed by Scudder.

                                       6

Class III--Directors serving until 1997 Annual Meeting of Stockholders:

                  Present Office with the Fund, if                                  Shares
                   any; Principal Occupation or          Year First              Beneficially             Percent
                   Employment and Directorships           Became a                 Owned on                 of
Name (Age)          in Publicly Held Companies            Director                June 30, 1996(1)         Class
- ----------          --------------------------            --------                ----------------         -----

Edmond D. Villani   Chairman  of the  Board;                  1990                     5,333           less than 1/4 of
(49)*+++            President,         Chief                                                                  1%
                    Executive   Officer  and
                    Managing   Director   of
                    Scudder,    Stevens    &
                    Clark,  Inc. Mr. Villani
                    serves on the  boards of
                    an  additional  16 funds
                    managed by Scudder.

Robert J. Callendar Visiting      Professor/                  1994                      500            less than 1/4 of
(65)                Executive -in-Residence,                                                            1%
                    Columbia        Business
                    School,         Columbia
                    University;  Former Vice
                    Chairman,       Chemical
                    Banking     Corporation;
                    Director,        ARAMARK
                    Corporation,      Barnes
                    Group  Inc.,  Beneficial
                    Corporation,         and
                    Omnicom   Group,   Inc.;
                    Member,    Council    on
                    Foreign  Relations.  Mr.
                    Callander  serves on the
                    boards of an  additional
                    two  funds   managed  by
                    Scudder.


All Directors and Officers as a group                                                 56,478(7)            .65%
- ---------------------------

* Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Ms. Quirk, Messrs. Bratt, Pierce and Villani are deemed to be interested persons because of their affiliation with Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both.

+++  Mr. Villani is a member of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Dr. Nolen's total includes 3,011 shares held by members of his family as to which he shares investment and voting power.

(3) Ms. Quirk's shares are owned by members of her family as to which she shares investment and voting power.

(4)  Mr. Pierce's total includes 14,132 shares held in a fiduciary capacity.

(5) Mr. Gleysteen's total includes 2,077 shares held by members of his family as to which he shares investment and voting power.

(6) Mr. Devine's shares are owned by members of his family as to which he shares investment and voting power.

(7) The total for the group includes 33,848 shares held with sole investment and voting power and 22,630 shares held with shared investment and voting power.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms furnished to it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1995, its Reporting Persons complied with all applicable filing requirements.

     Certain accounts for which Scudder acts as investment adviser owned 593,077 shares, in the aggregate, or 6.79% of the outstanding shares of the Fund on June 30, 1996. Scudder may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1996, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

     James W. Morley and Robert G. Stone, Jr. serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley and Stone had served as Directors of the Fund since 1986. Mr. Morley retired as Director in 1993, and Mr. Stone retired as Director in 1994, in accordance with the Board of Directors' retirement policy.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1995. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as members, except Mr. Villani who attended 70.6% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on April 16, 1996 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt, Pierce and Villani, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:


                                     Present Office with the Fund;
                                        Principal Occupation or      Year First Became
     Name (Age)                              Employment (1)            an Officer (2)
     ----------                         ------------------------       --------------
 Elizabeth J. Allan (43)             Vice President; Principal of           1989
                                     Scudder, Stevens & Clark, Inc.

 Jerard K. Hartman (63)              Vice President; Managing               1986
                                     Director of Scudder, Stevens
                                     & Clark, Inc.

 Seung K. Kwak (35)                  Vice President; Managing               1993
                                     Director of Scudder, Stevens
                                     & Clark, Inc.

 David S. Lee (62)                   Vice President; Managing               1986
                                     Director of Scudder, Stevens
                                     & Clark, Inc.

 Edward J. O'Connell (51)            Vice President and Assistant           1986
                                     Treasurer; Principal of
                                     Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (42)              Treasurer; Managing Director           1990
                                     of Scudder, Stevens & Clark,
                                     Inc.

 Thomas F. McDonough (49)            Secretary and Assistant                1986
                                     Treasurer; Principal of
                                     Scudder, Stevens & Clark, Inc.

 Coleen Downs Dinneen (35)           Assistant Secretary; Vice              1992
                                     President of Scudder, Stevens
                                     & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.
(2) The President, Treasurer and Secretary each hold office until a successor has been duly elected and qualified and all other officers hold offices at the pleasure of the Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $90,156, including expenses, during the fiscal year ended December 31, 1995. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per regular Directors' meeting attended. Each such unaffiliated Director currently receives an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee and contract meetings, for each of which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 11), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                   Compensation Table
                          for the year ended December 31, 1995

              (1)                     (2)                (3)                 (4)                (5)
                                                      Pension or                        Total Compensation
                                   Aggregate     Retirement Benefits  Estimated Annual   From the Fund and
        Name of Person,          Compensation    Accrued As Part of    Benefits Upon      Fund Complex
           Position              from the Fund      Fund Expenses        Retirement      Paid to Director
- -------------------------------------------------------------------------------------------------------------
Paul Bancroft III,                 $12,250               N/A                 N/A              $142,067
Director                                                                                    (15 funds*)

Robert J. Callander,               $12,250               N/A                 N/A              $37,950
Director                                                                                     (3 funds)

Thomas J. Devine,                  $12,250               N/A                 N/A              $146,267
Director                                                                                    (17 funds*)

William H. Gleysteen, Jr.,         $12,250               N/A                 N/A              $134,650
Director                                                                                    (12 funds*)

Dr. Wilson Nolen,                  $12,250               N/A                 N/A              $148,342
Director                                                                                    (16 funds*)

Hugh T. Patrick,                   $12,250               N/A                 N/A              $14,337
Director                                                                                     (2 funds)


* This does not include membership on the Board of Scudder Emerging Markets Growth Fund, which commenced operations on May 8, 1996.


Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on July 23, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending December 31, 1996. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended December 31, 1995 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders of the Fund ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani, in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the
Representatives. Pursuant to such Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be in cash transactions at net book value. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

- ---------------------------
*   Two International Place, Boston, Massachusetts
#   345 Park Avenue, New York, New York
+++ 101 California Street, San Francisco, California
@   Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist in the proxy solicitation. The cost of their services is estimated at $6,000. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 7, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, no later than April 25, 1997.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

August 26, 1996

PROXY                      SCUDDER NEW ASIA FUND, INC.                     PROXY

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    Annual Meeting of Stockholders -- October 7, 1996

   The undersigned hereby appoints Nicholas Bratt, Dr. Wilson Nolen and Daniel Pierce and each with the power of substitution, as proxies for the undersigned, to vote all shares of Scudder New Asia Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 7, 1996, at 9:30 a.m. eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR proposals 1, 2 and 3 below.

1.   The election of four Directors;

       FOR all nominees listed               WITHHOLD AUTHORITY
       below (except as marked               to vote for all nominees
       to the contrary below)  /_/           listed below  /_/

Nominees: Nicholas Bratt, Dr. Wilson Nolen, Hugh T. Patrick and Kathryn L. Quirk

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nomine's name on the space provided below.)

                 ---------------------------------------------
2.  Ratification of the selection of Coopers & Lybrand, L.L.P. as independent
    accountants;         FOR /_/        AGAINST /_/         ABSTAIN /_/

The Proxies are authorized to vote in their discretion on any other business which may properly come before the Meeting and any adjournments thereof.


                    Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardin, please give your full title as such.

                    ------------------------------------------------------------
                                   (Signature of Stockholder)

                    ------------------------------------------------------------
                                (Signature of joint owner, if any)


                   DATE                                                   , 1996
                       -------------------------------------------------

     PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE